Impairment of intangible assets and property, plant and equipment	12 Months Ended
Dec. 31, 2018
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Impairment of intangible assets and property, plant and equipment

D.5. Impairment of intangible assets and property, plant and equipment

Goodwill

The recoverable amount of cash generating units (CGUs) is determined by reference to the value in use of each CGU, based on discounted estimates of the future cash flows from the CGU, in accordance with the policies described in Note B.6.1.

Goodwill is monitored internally at the level of each of the three current CGUs (Pharmaceuticals, Consumer Healthcare and Vaccines). Each of those CGUs reflects on a global scale all the key organizational components involved in commercial, R&D and industrial decision-making for that CGU. Sanofi believes those decisions have a significant influence on the generation of cash flows for each CGU.

The goodwill arising on the acquisitions of Bioverativ and Ablynx (see Note D.1.1.) was allocated in full to the Pharmaceuticals CGU.

The allocation of goodwill as of December 31, 2018 is shown below:

(€ million)	Pharmaceuticals	Consumer Healthcare	Vaccines	Total
Goodwill	36,352	6,545	1,338	44,235

The value in use of each CGU was determined by applying an after-tax discount rate to estimated future after-tax cash flows.

A separate discount rate is used for each CGU to reflect the specific economic conditions of the CGU.

The rates used for impairment testing in 2018 were 7.75% for the Pharmaceuticals CGU, 7.00% for the Consumer Healthcare CGU, and 7.25% for the Vaccines CGU; an identical value in use for Sanofi as a whole would be obtained by applying a uniform 7.5% rate to all three CGUs.

The pre-tax discount rates applied to estimated pre-tax cash flows are calculated by iteration from the previously-determined value in use. Those pre-tax discount rates were 10.4% for the Pharmaceuticals CGU, 8.8% for the Consumer Healthcare CGU and 9.6% for the Vaccines CGU, and equate to a uniform rate of 10.0% for Sanofi as a whole.

The assumptions used in testing goodwill for impairment are reviewed annually. Apart from the discount rate, the principal assumptions used in 2018 were as follows:

•	The perpetual growth rates applied to future cash flows were zero for the Pharmaceuticals CGU, 2% for the Consumer Healthcare CGU, and 0.5% for the Vaccines CGU.

•	Sanofi also applies assumptions on the probability of success of current research and development projects, and more generally on its ability to renew the product portfolio in the longer term.

Value in use (determined as described above) is compared with the carrying amount, and this comparison is then subjected to sensitivity analyses by reference to the principal parameters, including:

•	changes in the discount rate;

•	changes in the perpetual growth rate;

•	fluctuations in operating margin.

No impairment of goodwill would need to be recognized in the event of a reasonably possible change in the assumptions used in 2018.

A value in use calculation for each of the CGUs would not result in an impairment loss using:

•	a discount rate up to 3.1 percentage points above the rates actually used; or

•	a perpetual growth rate up to 7.7 percentage points below the rates actually used; or

•	an operating margin up to 8.6 percentage points below the rates actually used.

No impairment losses were recognized against goodwill in the years ended December 31, 2018, 2017 or 2016.

Other intangible assets

When there is evidence that an asset may have become impaired, the asset’s value in use is calculated by applying an after-tax discount rate to the estimated future after-tax cash flows from that asset. For the purposes of impairment testing, the tax cash flows relating to the asset are determined using a notional tax rate incorporating the notional tax benefit that would result from amortizing the asset if its value in use were regarded as its depreciable amount for tax purposes. Applying after-tax discount rates to after-tax cash flows gives the same values in use as would be obtained by applying pre-tax discount rates to pre-tax cash flows.

The after-tax discount rates used in 2018 for impairment testing of other intangible assets in the Pharmaceuticals, Consumer Healthcare and Vaccines CGUs were obtained by adjusting Sanofi’s weighted average cost of capital to reflect specific country and business risks, giving after-taxdiscount rates in a range from 7.25% to 8.25%.

In most instances, there are no market data that would enable fair value less costs to sell to be determined other than by means of a similar estimate based on future cash flows. Consequently, recoverable amount is in substance equal to value in use.

In 2018, 2017 and 2016, impairment testing of other intangible assets (excluding software) resulted in the recognition of net impairment losses as shown below:

(€ million)	2018	2017	2016
Impairment of other intangible assets (excluding software)	720	310	192

Marketed products	264	213	134
Pharmaceuticals(a)	258	23	134
Vaccines(b)	6	190	—
Research and development projects(c)	454	80	58
Other(d)	2	17	—

(a)

Impairment tests conducted on other intangible assets as of December 31, 2018 led to the recognition of an impairment loss of €183 million, mainly on the marketed product Lemtrada® in the United States.

(b)

The impairment loss recognized for the Vaccines segment in 2017 relates to intangible assets associated with the Dengue vaccine and arises from revisions to sales forecasts following results of long-term clinical trials and the resulting requirement to update the product label.

(c)	The impairment losses recognized in 2018 relate mainly to intangible assets of Ablynx and to other R&D intellectual property assets, including the MyoKardia programs.
(d)	Not included within the line item Impairment of intangible assets of the consolidated income statement (see Note B.4.)

The carrying amount of the intangible asset relating to Lantus® was zero as of December 31, 2018. Impairment testing of the goodwill allocated to the Pharmaceuticals CGU takes account of trends in sales of Lantus® and associated risk scenarios. No impairment is required to be taken against that goodwill, based on sensitivity analyses performed by Sanofi that include reasonably possible assumptions about trends in operating margin. In addition, the carrying amount of the items of property, plant and equipment dedicated to Lantus® is not material at Sanofi group level. No asset write-downs or contract termination penalties have been allowed for at this stage.

Property, plant and equipment

Impairment losses taken against property, plant and equipment are disclosed in Note D.3.